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                          ----------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          ----------------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           ----------------------------

                         OCTOBER 12, 1999 (JULY 28, 1999)
                   Date of Report (Date of earliest event reported)


                           THEHEALTHCHANNEL.COM, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


       0-29822                                           33-0728140
(Commission File Number)                      (IRS Employer Identification No.)


             5000 BIRCH STREET, SUITE 4000, NEWPORT BEACH, CA 92660
                                 (949) 476-3602
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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         thehealthchannel.com, Inc. hereby files this Amendment No. 1 to its
Current Report on Form 8-K, filed with the Commission on August 12, 1999, to submit the financial information required to be set forth in Item 7(a), which information is attached hereto as Exhibits 99.1.


ITEM 7.  Financial Statements and Exhibits

         (a) The financial statements required to be set forth herein are attached hereto as Exhibit 99.1 and incorporated herein by reference.

         (c)      Exhibits

                  99.1 Financial Statements for the period from May 1, 1999 to June 30, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   October 12, 1999                            THEHEALTHCHANNEL.COM, INC.


                                                     By: /s/ Donald Shea
                                                         ---------------------
                                                           Donald Shea
                                                     Its:  President

                                       2
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   EXHIBIT TO

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


                              ---------------------
                           thehealthchannel.com, Inc.
                              ---------------------




                                October 12, 1999


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                                INDEX TO EXHIBITS


Exhibit Number    Description
--------------    -----------

99.1              Financial Statements for the period from May 1, 1999 to June
                  30, 1999